BLACKROCK FUNDSSM

BlackRock Science & Technology Opportunities Portfolio

Supplement dated September 21, 2012

to the Prospectuses, each dated January 30, 2012

The prospectuses of BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities” or the “Fund”), a series of BlackRock FundsSM, are hereby amended to remove Paul Ma as a portfolio manager. Thomas Callan, CFA, Jean Rosenbaum, CFA and Erin Xie, PhD will continue to serve as co-portfolio managers of Science & Technology Opportunities.

The section in the prospectuses captioned “Fund Overview — Key Facts About BlackRock Science & Technology Opportunities Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Thomas Callan, CFA	2000	Managing Director of BlackRock, Inc.
Jean Rosenbaum, CFA	2000	Managing Director of BlackRock, Inc.
Erin Xie, PhD	2005	Managing Director of BlackRock, Inc.

The section in the prospectuses captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of Science & Technology Opportunities” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF SCIENCE & TECHNOLOGY OPPORTUNITIES

Science & Technology Opportunities is managed by a team of financial professionals. Thomas Callan, CFA, Jean Rosenbaum, CFA, and Erin Xie, PhD are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

In addition, the section in the prospectuses captioned “Management of the Funds — Portfolio Manager Information — Science & Technology Opportunities” is deleted in its entirety and replaced with the following:

Science & Technology Opportunities

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Thomas Callan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2000	Managing Director of BlackRock, Inc. since 1998; Head of BlackRock’s Global Opportunities equity team.
Jean Rosenbaum, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2000	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.
Erin Xie, PhD	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2005	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. in 2005; Senior Vice President of State Street Research & Management from 2001 to 2005.

Shareholders should retain this Supplement for future reference.

PRO-OPPS-0912SUP